UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): November 15, 2004

SPORT CHALET, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-20736 (Commission File Number)	95-4390071 (I.R.S. Employer Identification No.)

One Sport Chalet Drive, La Canada, CA 91011
(Address of principal executive offices) (Zip Code)

(818) 949-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Independent Registered Public Accounting Firm.

          (a) On November 15, 2004, Sport Chalet, Inc. (the “Company”) dismissed Ernst & Young LLP as the Company’s independent registered public accounting firm. Ernst & Young LLP had served as the Company’s independent registered public accounting firm since 1983. The decision to dismiss Ernst & Young LLP was made by the Audit Committee of the Board of Directors of the Company and, upon recommendation by that committee, was approved by the full Board of Directors.

          The reports of Ernst & Young LLP on the Company’s financial statements for each of the last two completed fiscal years contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

          During the two most recent fiscal years and the subsequent interim period through the date of the dismissal, the Company had no disagreement with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to such disagreement in connection with their reports for such periods.

          During the two most recent fiscal years and the subsequent interim period through the date of the dismissal, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

          The Company provided Ernst & Young LLP with a copy of the above disclosures and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements and, if not, stating the respects in which they do not agree. A copy of the letter from Ernst & Young LLP is attached to this report as Exhibit 16.1.

          (b) On November 15, 2004, the Company engaged Moss Adams LLP as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending March 31, 2005. The engagement of Moss Adams LLP was made by the Audit Committee of the Board of Directors of the Company and, upon recommendation by that committee, was approved by the full Board of Directors.

          During the two most recent fiscal years of the Company and the subsequent interim period prior to engaging Moss Adams LLP, neither the Company, nor anyone on its behalf, has consulted with Moss Adams LLP regarding any of the matters set forth in Item 304(a)(2)(i)-(ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit Number	Description of Exhibit

16.1	Letter of Ernst & Young LLP regarding the change in independent registered public accounting firm.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2004	SPORT CHALET, INC.

	By	/s/ Howard K. Kaminsky ————————————— Howard K. Kaminsky, Executive Vice President-Finance, Chief Financial Officer and Secretary